
RUBICON

RUBICON

# Rubicon Technologies, LLC

INVESTOR PRESENTATION
MAY 2022

# Disclaimer

**Disclaimer**
This confidential presentation (the "presentation") is being delivered to you by Rubicon Technologies, LLC ("Rubicon") and Founder SPAC ("SPAC") in connection with the potential business combination of Rubicon and SPAC (the "Transaction"). This presentation is for information purposes only. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Rubicon is prohibited.

This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

**No Representations and Warranties**
This presentation is for informational purposes only and does not purport to contain all of the information with respect to Rubicon or the post-business combination company (the "Combined Co"). The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Rubicon, SPAC or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this presentation or in any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Rubicon and SPAC disclaim any duty to update the information contained in this presentation.

**Forward-Looking Statements**
This presentation includes forward-looking statements. Rubicon's and Combined Co's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Rubicon's and SPAC's expectations with respect to future performance. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (4) the risk that any proposed business combination disrupts current plans and operations; (5) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (6) costs related to the any proposed business combination; (7) changes in the applicable laws or regulations; (8) the possibility that Rubicon or Combined Co may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks and uncertainties separately provided to you and indicated from time to time in filings and potential filings by Rubicon, SPAC and Combined Co with the U.S. Securities and Exchange Commission (the "SEC"). Rubicon and SPAC caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Rubicon and SPAC undertake no obligation to and accept no obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

**Industry, Market Data and Partnerships**
In this presentation, Rubicon and SPAC rely on and refer to certain information and statistics regarding the markets and industries in which Rubicon competes. Such information and statistics are based on management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While Rubicon and SPAC believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Rubicon and SPAC have not independently verified the accuracy or completeness of the information provided by the third-party sources.

This Presentation contains descriptions of certain key business partnerships with Rubicon. These descriptions are based on the Rubicon management team's discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this Presentation. These descriptions are subject to negotiation and execution of definitive agreements with certain of such counterparties which have not been completed as of the date of this Presentation.

# Disclaimer (Continued)

**Use of Projections**

This Presentation contains projected financial information with respect to Rubicon. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management's projections, estimates, expectations, or targets but are presented for illustrative purposes only. Rubicon's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this Presentation regarding select aspects of Rubicon's operations were selected by SPAC and Rubicon on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of Rubicon's business, are incomplete, and are not necessarily indicative of Rubicon's performance or future performance or overall operations. There can be no assurance that historical trends will continue.

**Non-GAAP Financial Measures**

This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to earnings before interest, taxes, depreciation, and amortization ("EBITDA"), EBITDA adjusted for various non-recurring items ("Adjusted EBITDA"), adjusted gross profit and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that may occur in the future and are significant in understanding and assessing Rubicon's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income or other measures of profitability under GAAP. You should be aware that Rubicon's presentation of these measures may not be comparable to similarly-titled measures used by other companies. Rubicon believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Rubicon's financial condition and results of operations. Rubicon believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in Rubicon, and in comparing Rubicon's financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what Rubicon believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Rubicon does not provide reconciliations of Adjusted Gross Profit or Adjusted Gross Profit Margin (the result obtained from dividing Adjusted Gross Profit by revenue) to gross profit or gross profit margin or EBITDA, Adjusted EBITDA, or Adjusted EBITDA margin (the result obtained from dividing Adjusted EBITDA by revenue) to net income on a forward-looking basis because Rubicon is unable to reliably forecast the amount or significance of certain items required to develop meaningful projections of the comparable GAAP financial measures without unreasonable efforts. These items include gains or losses on sale or consolidation transactions, accelerated depreciation or amortization, impairment charges, gains or losses on retirement of debt, variations in effective tax rate, and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from Rubicon's calculations of these non-GAAP measures. We expect the variability of these items could have a significant impact on our reported GAAP financial results.

Certain other amounts that appear in this Presentation may not sum due to rounding. In the course of the SEC's review of the proxy statement / consent solicitation statement / prospectus included in the registration statement on Form S-4 that was filed by SPAC with respect to the proposed business combination on February 1, 2022 (as amended to date, the "Registration Statement"), SPAC may make changes to the information presented in this Presentation, including, without limitation, the description of Rubicon's business and the financial information and other data (including the prospective financial information and other data) included in this Presentation. Comments by the SEC on information in the Registration Statement may require modification or reformulation of the information we present in this Presentation, and any such modification or reformulation could be significant. In particular, we note that the SEC has adopted certain rules regarding the use of Adjusted EBITDA and other financial measures that do not comply with GAAP in the United States, which rules will be applicable to the information presented in the Registration Statement.

**Trademarks**

This Presentation contains trademarks, service marks, trade names and copyrights of Rubicon and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Rubicon and SPAC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this Presentation may represent past or present vendors or suppliers of materials and/ or products to Rubicon for use in in connection with its business and/or installation and sale of solar systems or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either SPAC or Rubicon will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

**Important Information About the Business Combination and Where to Find It**

SPAC's shareholders and other interested persons are advised to read, carefully and in their entirety, the preliminary proxy statement/consent solicitation statement/prospectus included in the Registration Statement filed with the SEC (including any amendments or supplements thereto) and, when available, the definitive proxy statement/consent solicitation statement/prospectus, as well as other documents filed with the SEC, as these materials will contain important information about SPAC, Rubicon and the other parties to the Merger Agreement (as defined in the Registration Statement), and the Business Combination (as defined in the Registration Statement). After the Registration Statement is declared effective, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to shareholders of SPAC as of a record date to be established for voting on the Business Combination and other matters described in the Registration Statement. SPAC shareholders will also be able to obtain copies of the proxy statement/consent solicitation statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/consent solicitation statement/prospectus, without charge, once available, at the SEC's web site at sec.gov, or by directing a request to: SPAC at WINSTON & STRAWN LLP, 800 CAPITOL STREET, SUITE 2400, HOUSTON, TX, 77002.

**Participants in the Solicitation for the Proposed Business Combination**

SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC's shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in SPAC is contained in the Registration Statement which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a written request to SPAC at WINSTON & STRAWN LLP, 800 CAPITOL STREET, SUITE 2400, HOUSTON, TX, 77002. Rubicon and its members and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the proposed business combination. A list of the names of such members and executive officers and information regarding their interests in the proposed business combination is included in the Registration Statement filed with the SEC.

# Agenda

# Today’s Presenters

RUBICON

FOUNDER SPAC



**Nate Morris**
Chief Executive Officer



**Phil Rodoni**
Chief Technology Officer



**Michael Allegretti**
Chief Strategy Officer



**Jevan Anderson**
Chief Financial Officer



**Chris Spooner**
SVP, Finance



**Osman Ahmed**
Chief Executive Officer

# Founder SPAC Overview

# Founder SPAC Overview & Investment Thesis

FOUNDER SPAC

Focused on investing in companies enabling or benefiting from digital transformation – the movement of processes online

Founder's team has multiple decades of success in the Digital Transformation sector as operators, board members and investors, collectively having taken multiple companies public

Prior success executing SPAC transactions across multiple industries

## Investment Thesis

High growth, digital marketplace focused on disrupting a mature industry

Pioneer in the waste and recycling digital marketplace with proprietary technology and data stack, plus an early-mover advantage with creating a digital ecosystem for all constituents in waste and recycling

Revenue today and a proven playbook to fuel future growth

Founder SPAC merger expected to fully fund Rubicon and will provide growth capital to accelerate M&A and execute on management's strategic growth initiatives

# Transaction Summary

RUBICON

## $1.7B

## $432M

| TRANSACTION STRUCTURE | VALUATION | CAPITAL STRUCTURE |
|---|---|---|
| Rubicon and Founder SPAC (Nasdaq:FOUN) have entered in a definitive agreement to consummate a business combination | The business combination reflects an implied pro forma valuation of ~$1.7B | Proceeds from the transaction will be comprised of Founder SPAC cash in trust and proceeds from a concurrent PIPE |
| The transaction is anticipated to close in Q2 2022 | Valuation implies 9.4x 2023E Adjusted Gross Profit and 7.2x 2023E Exit Rate Adjusted Gross Profit multiples[1] [2] | Transaction is expected to result in up to $432M total cash proceeds which will be used to fund organic and inorganic growth; proceeds are comprised of $321M cash in trust and the $111M PIPE |
| Following the close of the transaction, Rubicon to list on the NYSE with the ticker symbol "RBT" | Rubicon shareholders will rollover 100% of outstanding equity and own 75% of the pro forma entity | Post-transaction capital structure assumes zero redemptions and a fully-subscribed $111M PIPE |

1. Adjusted Gross Profit (AGP) is a non-GAAP measure and represents revenue less payments to third party suppliers for waste services and waste generators for the value of commodity streams. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation of historical amounts to gross profit, the most directly-comparable GAAP measure.
2. Exit Rate Adjusted Gross Profit (ERAGP) is calculated as an estimate of total annualized revenue and adjusted gross profit under contract as of the fiscal year end and pro forma for the full impact of any customer acquisitions effected within the current period

# Executive Summary

# Investment Highlights

RUBICON

01. Massive addressable market in a fragmented industry ripe for innovation

02. Long-term topline visibility with multiple contractual, recurring revenue streams and 100%+ net revenue retention [(1)]

03. Capital-light and efficient operating model supports continued attractive growth

04. Scaled platform with 8,000+ customers, > $500M revenue

05. Proven customer acquisition and wallet share expansion strategies, with robust client base of marquee companies and municipalities

06. First-mover advantage in a self-created market, with deep, protected moats

07. Digital infrastructure model with robust technology product development pipeline

08. ESG proposition

09. Path to profitability at scale

10. Robust M&A pipeline with proven synergy extraction playbook

1. Net revenue retention is calculated on an annualized basis as the percentage of prior period revenue retained from existing customers within the period, inclusive of customer churn, as well as revenue expansion or contraction within an existing customer account..

# Who is Rubicon?

## Rubicon is the Digital Challenger to the Status Quo in Waste & Recycling

## Digital
## Cloud-Based
## No Trucks
## No Landfills

Rubicon is a software platform that arranges and fulfills waste and recycling services for businesses and governments

We provide cost containment, tax-payer savings, and sustainable outcomes through long-term contracts

The data we aggregate on our platform offers a single source of truth to drive the circular economy


RUBICON

# Waste & Recycling is a Massive Market

## MASSIVE AND GLOBAL

**$2.1T**
Global Waste and Recycling Industry[1]

**5.3%**
CAGR 2020-2027E[1]

**$208B**
North American Waste Management Market[2]

## COMPLETELY NONCYCLICAL

**~5.3%**
Blended "Big 3" EBITDA CAGR 2001-2021E[3]

**4.7%**
Blended "Big 3" Revenue CAGR 2001-2021E[3]

**$156B**
"Big 3" Aggregate Revenues 2017-2021E[3]

## HIGHLY FRAGMENTED


WM
WASTE MANAGEMENT
REPUBLIC SERVICES
WASTE CONNECTIONS, INC.

**85%**
Of Market Comprised of non-Big 3 Haulers[2][3]

**$177B**
Annual Revenue to Non-Big-3 Haulers in North America[2][3]

1. Statista 'Waste Management Market Worldwide (2019-2027), January 2021; Technavio 'Global Smart City Market' report; World Bank Group 'What a Waste 2.0'
2. Allied Market Research
3. CapitalIQ as of 11/6/2021

# Old World Approach to Waste Management

## Little has changed since the late 18th century; the industry is ripe for disruption

Asset heavy, landfill-based model **makes ~50% of EBITDA on frequency and tonnage** disposed in the landfill

**Landfill incentives outweigh recycling incentives**
Example: Waste Management's recycling rate of 13% is approximately half the industry average

Disjointed, **antiquated technology** with no visibility into waste data

**Lack of competition** results in inflated pricing for all

# Rubicon's Approach to Waste Management

## Rubicon's Integrated waste management platform changes how we think about waste

**Data-centric approach** to waste management is powering sustainability for businesses and cities

Digital, cloud-based model's utilization of lower-cost resources results in **more efficient use of growth capital**

**Rubicon monetizes commodities diverted from landfills,** incentivizing recycling efforts and reducing total customer waste spend

Holistic audit of customer waste streams results in **increased transparency and reduced costs**

Source: Annual Reports; Earnings Calls; Waste Business Journal

# Rubicon's First Mover Advantage = Significant Scale & Capabilities

Rubicon unique service locations (North America)


CANADA
Edmonton
Calgary
Vancouver
Seattle
ROCKY MOUNTAINS
Missouri
Lake Superior
James Bay
Ottawa
Montreal
Lake Huron
Toronto
Detroit
Boston
GREAT PLAINS
Denver
UNITED STATES
San Francisco
Las Vegas
San Diego
Tijuana
El Paso
NEW MEXICO
New Orleans
Jacksonville
Hermosillo
Chihuahua
Torreon
Monterrey
Culiacan
MÉXICO
Havana
SmartCity
Commercial

All managed without owning trucks, landfills, recycling operations or containers

# 8,000+
Size of hauler network

# 8,000+
Customers across a variety of industries

# 8M+
Number of unique service locations

# 20+
Number of countries Rubicon currently operates in

# 50+
Patents awarded

Note: Unique Service Location is a location where a waste or recycling service occurs and can include multiple services / containers

# Customer Base Anchored by Marquee Companies & Governments

## SELECT CUSTOMERS

**RUBICON Connect™**

Starbucks, Best Buy, 7-Eleven, Wells Fargo, Chick-fil-A, sweetgreen, AT&T, Tractor Supply Co, Chipotle Mexican Grill, Walmart, Dollar General, FedEx, Wendy's, amazon, Estée Lauder, Goodyear, Tiffany & Co., TJX, Yum!, Wegmans, Costco Wholesale, Beyond Meat, CVS pharmacy

**RUBICON SmartCity™**

Santa Fe, NM | Washington DC | Asheville, NC | Spokane, WA | Memphis, TN | Baltimore, MD | Columbus, OH | Kansas City, MO | San Antonio, TX | Montgomery, AL

**RUBICON Premier™**

ferrovial, odakyu

# Rubicon Has an Authentic ESG Proposition That Enables Meaningful Business & Environmental Outcomes for its Clients

Rubicon was founded with a simple but powerful mission:

**TO END WASTE**

Rubicon has built a leading brand profile in a category that, until now, was viewed as a utility-like experience. Our culture, our campaigns, and our communications all speak directly to the next generation of decision-makers.

Certified B Corporation

Great Place To Work. Certified FEB 2018–FEB 2019 USA

Great Place To Work. Certified FEB 2019–FEB 2020 USA

Great Place To Work. Certified FEB 2020–FEB 2021 USA

Great Place To Work. Certified FEB 2021–FEB 2022 USA

FAST COMPANY 2021 MOST INNOVATIVE COMPANIES

AICPA SOC

# Rubicon Has Built a Leading Digital Platform for Waste & Recycling


Your Carbon Footprint


Arriving Now



**Scalable digital marketplace** connecting waste generators with haulers for the **$2.1T [1] waste and recycling industry**

Software-centered product solutions **transform the customer experience**

Authentic, free-market **ESG proposition** to reduce emissions with end-to-end transparency. One of the first and now one of the largest **B Corps[2]**

**Diverse, blue-chip customer base** in business and government, all under **long-term contracts**

**Experienced management team** supported by seasoned investors and advisors





1. Statista 'Waste Management Market Worldwide (2019-2027)', January 12, 2021, Technavio 'Global Smart City Market' Report, World Bank Group 'What a Waste 2.0'
2. Certified as a B Corporation since April 2012

# Waste is One of the Few Remaining Industries on the Disruption Curve



## Traditional Model - Offline

### Acutely positioned for disruption and - more importantly - customer disintermediation

- Model centered around real estate assets
- Inability to adapt in digital world
- Poor customer experience, excessive and hidden fees
- Structured to ignore significant capacity from independents
- Vulnerable to growing awareness of, and opposition to, landfill
- Not structured to capture and monetize the wealth of data potentially at their disposal

## Reimagined Customer Experience

### Rubicon is a decade ahead of the sector and is actively disintermediating the incumbents to become the nexus between customer and hauler

- Built on a foundation of technology / online buying
- Optimized logistics
- Consumer-centric approach
- Business revolves around users
- Data-driven
- Ability to expand into adjacent markets

Forbes

# "… if the other guys (Waste Management and Republic) can get to $50 billion, I don't see why Rubicon can't…"

**Marc Benioff**

CEO, Salesforce
(Rubicon Investor)

salesforce



Source: Forbes, January 2017

# Recent Press & Announcements

- Rubicon Enters Into Three Year Smart City Partnership with the City of Houston (link)
- RUBICONSmartCity™ Featured in New Amazon Documentary Series (link)
- Rubicon and City of Harrisonburg, Virginia Win Prestigious Smart 50 Award (link)
- Rubicon Certified as a Great Place to Work® for Remarkable Fifth Consecutive Year (link)
- Rubicon Announces New Multi-Year Agreement with SRS Distribution (link)
- Rubicon Enters Nationwide Technology Agreement with Japanese Transportation Conglomerate, Odakyu (link)
- Rubicon Acquires CIVIX, a Routing Software and Solutions Company (link)

# Reimagining the Product Experience for Waste & Recycling

# The Operating System for the Waste & Recycling Industry

Using technology to enable product solutions for business and government that **unlock economic value** and **reduce environmental liabilities**

**RUBICONConnect™**
**Commercial Waste Generators**

Solutions that unlock the economic and environmental value of their waste

**RUBICONPremier™**
**International Applications**

A 3PL solution that integrates vehicle tracking and confirmations directly into back-office operations


Dispatching
Sourcing
Telematics
Confirmations
Urban Data Capture
Self-Service
Material Insights
Invoicing

**RUBICONSmartCity™**
**Cities & Residential Waste**

A data collection platform using the latest in telematics and computer vision technology to deliver better public services

**RUBICONPro™**
**Haulers**

IoT solutions that provide haulers a wealth of tools and capabilities to help them efficiently manage their business

Combines proprietary **technology expertise** and deep waste and recycling **industry knowledge**

# Rubicon Has Built a Highly Connected Digital Ecosystem for All Constituents in Waste and Recycling

## COMMERCIAL WASTE GENERATORS

Manufacturing & Industrial | Commercial Property | Hospitality | Restaurant

Multi-Family | Logistics | Retail | Grocery

Rubicon services waste generators' needs through its network of haulers, with vendor management, compliance, invoicing, payments and receipts managed on the digital platform

## HAULERS

A network of more than 8,000 hauling and recycling partners, including national and local operators

Waste Generators are able to report and quantify superior diversion and recycling rates

***Solutions address full waste and recycling value chain***

Rubicon equips haulers with technology to detect location, load and capacity…hauler receives digitally dispatched order to be configured into existing route

Rubicon services requests through RUBICONConnect or directly from waste generator via FMS / OMS system integrations, with real-time confirmation of service

Rubicon technology helps implement advanced recycling programs, coordinating multiple vendors, directing the waste feedstock to processing facilities, and tracking end-destinations for traceability

## SMART CITIES

Municipal fleets are equipped with telematics, and AI cameras to collect data for asset optimization…driving tax payer savings…and creating a roaming data center that deliver critical infrastructure assessments, and fleet and route optimization tools

SaaS and IoT solutions for municipalities

## INTEGRATED LANDFILL OPERATORS

WM Waste Management | Republic Services | GFL | Waste Connections, Inc.

Rubicon enables data-driven waste management for all its partners and integrated landfill operators process volumes contracted to Rubicon

## RECYCLING & SORTING

AI toolkit is applied to waste streams to monetize customers' overlooked assets and reduce environmental liability

**Recycled waste re-enters the supply chain and avoids landfill**

# RUBICONConnect™ Disrupts Legacy Solutions by Offering a Digital Ecosystem with a Differentiated Customer Experience for All Constituents in the Supply Chain

## AGGREGATING DEMAND THROUGH A DIFFERENTIATED CUSTOMER EXPERIENCE

- Immediately available real-time quotes for 150+ categories of waste and commodities
- Global service capabilities
- Supplier redundancy in almost every US market
- Offers digital oversight and ESG transparency
- Modernizing procurement with integrated 3PL platform


RUBICON
Material Profile
6,815.69

## CURATED SUPPLIER NETWORK WITH BROAD CAPABILITIES

- 8,000+ approved vendors bid on jobs digitally to be selected by Rubicon – expanding customer base and revenues
- Jobs are routed intelligently to maximize route density and efficiency
- Modernizing a fragmented industry, streamlining prospecting and back-office functions
- AI tech-enabled ecosystem facilitates greater program compliance and improved customer satisfaction

DIGITAL ONE-STOP SHOP

COST MINIMIZATION

VERIFIED ESG REPORTING

BILL AUDITING & PAYMENTS

FMS / WMS INTEGRATIONS

INCREASED DIVERSION



# Rubicon’s Value Proposition for Clients / Waste Generators

Rubicon’s platform addresses the most salient customer frustrations with traditional solutions

## LEGACY SOLUTIONS PAIN POINTS

1. Ongoing cost increases
2. Lack of transparency and data
3. Lack of customer focus
4. Lack of support of sustainability goals through diversion
5. Reputational issues
6. Too many service providers to monitor

## RUBICON OFFERS…

- Fully Digital, Transparent Experience
- Improved Environmental Performance
- Efficiencies Create Significant Economic Upside

| BEFORE RUBICONConnect | | | AFTER RUBICONConnect | |
|---|---|---|---|---|
| $$$ | ▪ Continual price increases<br>▪ Bin over-servicing<br>▪ High tipping fees for landfills<br>▪ Hidden charges<br>▪ Errors in billing | **Cost Containment & SG&A Expense Relief** | $ | ▪ Competitive sourcing<br>▪ Service right sizing<br>▪ Lower tipping fees for landfills<br>▪ Invoice auditing |
|  | ▪ Lack of service confirmations<br>▪ Paper invoices and checks | **Reliable, Easy-to-Work-With Providers** |  | ▪ New industry platform<br>▪ Easy to use interfaces<br>▪ Service confirmations<br>▪ Automated, paperless billing and payments |
|  | ▪ Limited tracking of pricing data<br>▪ Limited transparency into billing and diversion | **Transparency into Billing & Diversion** |  | ▪ Holistic supply chain transparency<br>▪ Real-time metrics<br>▪ CSR reporting |
|  | ▪ ~10% of waste diverted by the Big-3<br>▪ Incumbents incentivized to send as much as possible to landfills | **High Diversion Rates** |  | ▪ ~30% diversion rate<br>▪ Diversion innovation<br>▪ Waste stream audits<br>▪ Revenue from recyclables<br>▪ Dedicated solutions SMEs |

Source: Annual Reports; Earnings Calls; Waste Business Journal

# Rubicon’s Value Proposition for Haulers & Recyclers

Rubicon’s platform streamlines operations for smaller independent waste vendors by offering:

## TECHNOLOGY PLATFORM

All-in-one fleet management system

Service confirmations and verifiable data trail

Back-office management



## ACCESS TO CUSTOMERS AND VOLUME

Local access to national chains that would have otherwise been unattainable

Effective reseller channel for local infill opportunities



## SMART ROUTING

Optimized routing

Increased route density from AI powered job allocation, improving efficiency



## DISCOUNTS

Aggregates local hauler buying power to save on:

Fuel
Equipment
Parts
Smartphones
Insurance




INSURANCE
POLICY

# Legacy Waste Broker Acquisitions Add Immediate Value to Our Digital Marketplace

## How We Transform Acquired Books of Business

### Order Flow & Back Office Digitization

- ✓ Streamlined pricing, job bidding and routing
- ✓ Simplified 3PL solutions for customers
- ✓ Back-office automation

### Revenue & SG&A Synergies

- ✓ Easy to use platform drives cross-selling and increases wallet-share
- ✓ Streamlining of manual processes allows for elimination of redundant personnel

### AI & Machine Learning

- ✓ Legacy data on pricing, service detail, customers, and market dynamics makes the platform more intelligent
- ✓ Intelligent pricing optimized for hauler's fleet and route

## Synergy Track Record

| | REVENUE SYNERGIES | SG&A SYNERGIES |
|---|---|---|
| WestRock<br>Rubicon acquired WestRock's solid waste management brokerage services business | +36% | (59%) |
| RiverRoad<br>Rubicon acquired Charter Waste Management that operates through its subsidiary RiverRoad Waste Solutions | +20% | (32%) |

Note: All comparisons put on an "apples-to-apples" basis, principally excluding impact of accounts that filed for bankruptcy amidst COVID-19 pandemic and excluding impact of new customer accounts that were closed and launched under the acquired legal entities post-acquisition.

# RUBICONSmartCity™

Award-winning IoT solution helps city governments deliver more efficient, effective, and sustainable public services, becoming the operating system for citywide infrastructure management




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**Data Generation**
Digital platform gathering data on routes, infrastructure, management of waste, and collection vehicles performance

**Communication Platform**
Drivers and supervisors can communicate back and forth on issues in the field

**Real Time Analytics**
Showcase to the city real time route updates, daily reporting, operational insights, and service confirmation

**Image Recognition Models**
Machine learning model that recognizes recyclable material and critical infrastructure issues

**Taxpayer Savings**

**Recycling Improvements**

**Quality of Life Gains**



Deployed in more than 70 cities to help achieve

**"Zero Waste" & Taxpayer Savings**

# Case Studies on RUBICONSmartCity™

## Kansas City, Missouri

In October 2019, Rubicon and the city of Kansas City, MO signed a 3-year contract worth ~$1M

- **80 vehicles (solid waste only) & 160,000 unique service locations**
- **Drivers have registered more than 17,000 exceptions since installation**
- **~$2 million dollars in documented taxpayer savings since installation**

- Nearly 20% increase in customer satisfaction with solid waste services since installation
- City expanded contract in October 2021 to include 300 snow removal vehicles, worth an additional ~$350k

## Montgomery, Alabama

In March 2018, a 6-month pilot in the city of Montgomery, AL converted to a 3-year paying contract worth ~$750k

- **80 sanitation vehicles servicing 67,500 residential and commercial customers**
- **During the pilot period drivers documented over 57,000 issues along their routes**

- This equipped city employees with the information they needed when investigating citizen inquiries and complaints
- ~$375k tax-payer savings per year post Rubicon route efficiency recommendation

# RUBICONPremier™

Rubicon licenses the breadth of its customer-facing, back-office, and integrated fleet technology as an annual software subscription to other environmental companies internationally


Service Locations
Route Tracker

Single application with different views for customers, service providers and back-office staff, including:

- Customer management
- Contract and price management
- Dispatch management
- Resource management
- Sub-contractor management
- Billing and invoice management

Integrates vehicle tracking and service confirmation directly into back-office

**TAM = $6B[(1)]**

ferrovial

Leading developer of transport infrastructure and urban services, with over 96,000 employees in more than 25 countries

**23%**

Decrease in idle time

**39%**

Increase in productivity through IoT fleet solutions

1. World Bank Group 'What a Waste 2.0'

# Financial Overview & Projections

# Rubicon’s Revenue Model

- Volume-based services transacted over the platform, all under long-term contracts
- Commodities transacted over the platform, all under long-term contracts
- Subscription software revenue for access to Rubicon’s platform



SUBSCRIPTION SOFTWARE
RUBICONPremier
RUBICONSmartCity
RUBICONConnect
COMMODITIES EXCHANGE
RUBICONConnect
RUBICONSmartCity
WASTE SERVICES
RUBICONConnect

# Product & Operational Focus Has Set the Stage for Profitable Growth


Expand Core Business and into Adjacencies
SmartCity™ Launched
Premier™ Launched
Connect™ passes $500M
8K+ Haulers
150+ Waste Categories
M&A Integration & Synergy Capture
4th acquisition completed
• ~ 27% Revenue Synergies
• ~ 50% SG&A Synergies
Digitize Acquisitions + Deploy Products
~ $1.6M Revenue / Non-Sales FTE
60th SmartCity™ Deployed
Accelerate Investment in Growth
~ 5x Increase in Customer Acquisition Spend
Extend Deeper into Supply Chain
~ 40% CAGR over Forecast Period
2016A
2017A
2018A
2019A
2020A
2021E
2022E
2023E
2024E

# Our Financial Profile

## REVENUE GROWTH


Revenue
Exit Rate Revenue(2)
Revenue Growth
42%
6%
8%
26%
57%
38%
($ in millions)
$359
$503
$509
$531
$539
$516
$583
$659
$736
$937
$1,152
$1,345
$1,596
$1,916
2018A
2019A
2020A
2021A
2022E
2023E
2024E

## EXPANDING MARGINS


Adj. Gross Profit(1)
Exit Rate Adj. Gross Profit(2)
Adj. Gross Profit Margin(3)
Adj. Gross Profit Growth
59%
21%
12%
64%
135%
70%
($ in millions)
5%
7%
8%
9%
13%
18%
21%
$22
$25
$35
$41
$42
$43
$47
$58
$77
$123
$181
$235
$308
$409
2018A
2019A
2020A
2021A
2022E
2023E
2024E

## DRIVERS

**Revenue Growth:**

- New customer acquisitions
- Expansion within existing customers
- International growth

**Gross Margin Expansion:**

- Landfill diversion
- Procurement efficiencies
- Supplier density
- SaaS growth

RUBICON

1. Adjusted Gross Profit (AGP) is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation of historical amounts to gross profit, the most directly-comparable GAAP measure.
2. Exit Rate Revenue (ERR) and Exit Rate Adjusted Gross Profit (ERAGP) are calculated as an estimate of total annualized revenue and adjusted gross profit under contract as of the fiscal year end and pro forma for the full impact of any customer acquisitions effected within the current period.
3. Adjusted Gross Profit Margin is calculated as Adjusted Gross Profit divided by Revenue

# Bridge through 2023E Revenue


($ Millions)
$583
$124
$48
$76
$29
$736
Substantially all of 2022E revenues are already under contract
$194
$105
$89
Rubicon has significant additional opportunities to expand with existing customers and estimates it currently has 28% of its customers' wallet
$222
$1,152
FYE 2021A Reported
Already Contracted
Additional Growth
2022E Revenue (1)
Organic Growth
Contract Portfolio Acquisitions
2023E Revenue (1)
Contracted in 2021
Contracted during Q1 2022
Expansion with Existing Customers
New Customers

1. Rubicon primarily recognizes revenue on a gross basis as the principal in its waste service and commodities sale transactions. Rubicon's financial projections contemplate future acquisitions and account for all acquired contract portfolios on a gross basis for consistency. Rubicon may effect future acquisitions for which individual contracts, or portfolios of contracts, are deemed agents of the waste generator and accounted for on a net basis. The revenue accounting treatment for such acquisitions may differ from Rubicon's financial projections.

# Bridge through 2023E Adjusted Gross Profit[1]


($ Millions)
$47
$19
$7
$12
$11
$77
$65
$40
$11
$14
$40
$181
$6M annualized SaaS adjusted gross profit forecast to convert from pilots within next 6 months
Existing customer expansion conservatively assumes ~ 5% penetration on > $2B pipeline opportunity
Customer acquisition pipeline supports > $400M adjusted gross profit opportunity across > 100 identified targets
Optimization assumes ~ 180bp margin expansion (consistent with historical experience)
FYE 2021A Reported
Already Contracted
Additional Growth
2022E Adjusted Gross Profit
Organic Growth
Contract Portfolio Acquisitions
2023E Adjusted Gross Profit
Contracted in 2021
Contracted during Q1 2022
Service Optimization & Landfill Diversion
Expansion with Existing Customers
New Customers

1. Adjusted Gross Profit is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation of historical amounts to gross profit, the most directly-comparable GAAP measure.

# Strong Alignment of Financial Incentives Drives High Customer Retention

## RUBICON DELIVERS CUSTOMER SAVINGS AND IMPROVES ENVIRONMENTAL IMPACT



Rubicon Adjusted Gross Profit Margin(1)
Customer Net Savings (2)
2%
(4%)
4%
(3%)
7%
0%
10%
3%
18%
9%
Subscription
Bill Auditing
Optimization
Procurement
Recycling
Customer Journey

**5-15%**
Net Customer Savings

**100-105%**
Revenue Net Retention [3]

**15-20yr.**
Est. Customer Lifetime [4]

1. Adjusted Gross Profit is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation of historical amounts to gross profit, the most directly-comparable GAAP measure. Adjusted Gross Profit Margin is calculated as Adjusted Gross Profit divided by Revenue.
2. Customer net savings calculated against incumbent service provider total cost baseline versus at the end of the first contract term, typically three years. Savings estimated by management based on a $10 million revenue customer and Rubicon average internal operating key performance indicators..
3. Revenue net retention is calculated on an annualized basis as the percentage of prior period revenue retained from existing customers within the period, inclusive of customer churn, as well as revenue expansion or contraction within an existing customer account.
4. Customer lifetime estimated based on the inverse of historical annualized customer revenue churn rates.

# Established Track Record of Gaining Customer Wallet-Share

**REVENUE GROWTH FROM SELECTED CUSTOMERS**

*Annual Revenue ($ in thousands)*

## National Convenience Chain


58% CAGR
$3,736
$10,596
$17,301
$21,836
$23,490
2017A
2018A
2019A
2020A
2021A

## Southern US City


117% CAGR
$157
$671
$741
2019A
2020A
2021A

## Global Logistics


44% CAGR
$5,329
$6,440
$6,837
$12,021
$23,143
2017A
2018A
2019A
2020A
2021A

## Fast Casual Dining


61% CAGR
$352
$664
$1,157
$1,664
$2,354
2017A
2018A
2019A
2020A
2021A

# Long-Term Model

($ in millions)

| | 2021A | 2022E | 2023E | 2024E | Long-Term Target |
|---|---|---|---|---|---|
| **Revenue** | **$583** | **$736** | **$1,152** | **$1,596** | |
| **% of Revenue** | | | | | |
| **Adjusted Gross Profit [(1)]** | **8.0%** | **10.5%** | **15.7%** | **19.3%** | **30.0% - 35.0%** |
| Other Costs of Revenue | 3.4% | 4.6% | 6.0% | 7.5% | 7.5% - 10.0% |
| Sales & Marketing SG&A | 2.5% | 2.4% | 2.8% | 2.7% | 2.0% - 3.0% |
| Product Development SG&A | 3.9% | 4.7% | 4.0% | 3.8% | 3.0% - 5.0% |
| General & Administrative SG&A | 7.7% | 5.6% | 4.5% | 4.4% | 3.5% - 5.0% |
| **Adjusted EBITDA [(2)]** | **NM** | **NM** | **NM** | **1.0%** | **12.5% - 15.0%** |

1. Adjusted Gross Profit is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation of historical amounts to gross profit, the most directly-comparable GAAP measure.
2. Adjusted EBITDA is a non-GAAP measure. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation of historical amounts to net income, the most directly-comparable GAAP measure.

# Transaction Overview

# Transaction Overview

*($ Millions, Except per Share Price)*

- Pro forma enterprise value of ~$1.7B
- The transaction will be funded by a combination of ~$321M of cash and proceeds from a $111M PIPE
- 100% rollover by existing Rubicon equity holders
- Completion of transaction is expected in Q2 2022

**Pro Forma Ownership** (1)(2)


Rubicon Equity Rollover 74.5%
Founder SPAC Equity 15.9%
PIPE 5.6%
Founder Sponsor Shares 4.0%

| PRO FORMA VALUATION (1) | | |
|---|---|---|
| Share Price (1) | | $10.00 |
| Pro Forma Shares Outstanding (2)(3) | | 198.9 |
| **Total Equity Value** | | **$1,989** |
| (+) Pro Forma Debt | | 60 |
| (-) Cash to Balance Sheet | | (352) |
| **Total Enterprise Value** | | **$1,697** |
| **2023E Adjusted Gross Profit Multiple** | **$181** | **9.4x** |
| **2023E Exit Rate Adjusted Gross Profit Multiple** | **$235** | **7.2x** |

| SOURCES & USES (3) | |
|---|---|
| Rubicon Equity Rollover (4) | $1,483 |
| Founder SPAC Cash in the Trust | 321 |
| PIPE | 111 |
| Founder Sponsor Shares | 79 |
| **Total Sources** | **$1,994** |
| Rubicon Equity Rollover (4) | $1,483 |
| Cash to Balance Sheet | 352 |
| Founder Sponsor Shares | 79 |
| Estimated Transaction Costs | 45 |
| Company Transaction Bonuses | 35 |
| **Total Uses** | **$1,994** |

Note: Adjusted Gross Profit (AGP) is a non-GAAP measure and represents revenue less payments to third party suppliers for waste services and waste generators for the value of commodity streams. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation of historical amounts to gross profit, the most directly-comparable GAAP measure;
Exit Rate Adjusted Gross Profit (ERAGP) is calculated as an estimate of total annualized revenue and adjusted gross profit under contract as of the fiscal year end and pro forma for the full impact of any customer acquisitions effected within the current period

1. Assumes Rubicon rollover shares, FOUN public shares, FOUN sponsor shares and PIPE shares offered at $10.00 per share
2. Pro forma share count includes: 148.250M Rubicon rollover shares (assumes no adjustment to Transaction Consideration for Excess Transaction Bonuses), 11.100M PIPE shares, 31.625M FOUN public shares, 7.906M FOUN sponsor promote. Pro forma share count excludes the dilutive impact from public and private placement warrants as well as earnout shares.
3. Assumes no redemptions from SPAC public stockholders
4. Assumes no adjustment to Transaction Consideration for debt in excess of $60M or Excess Transaction Bonuses

RUBICON

# Well-Positioned Against Peers

| RUBICON | | | BUSINESS FACING MARKETPLACES | | | | | CONSUMER FACING MARKETPLACES | OTHER MARKETPLACE SOFTWARE |
|---|---|---|---|---|---|---|---|---|---|
| | | | GoodRx | DESCARTES | fiverr | SPS | upwork | 1stDIBS, airbnb, DOORDASH, Etsy, FARFETCH, mercado libre, POSHMARK, THREDUP (MEDIAN) | ACV Auctions, aspentech, Bentley, BigCommerce, GUIDEWIRE, olo, tyler technologies, VERRA MOBILITY (MEDIAN) |
| 9.4x EV / 2023 AGP | 7.2x EV / 2023 ERAGP | EV / 2023 NR | 13.0x | 12.5x | 12.0x | 10.1x | 6.6x | 4.6x | 11.1x |
| 101% '21-23 AGP CAGR | 117% '21-23 ERAGP CAGR | '21-23 NR CAGR | 33% | 12% | 27% | 16% | 25% | 24% | 13% |

Source: Company management, CapitalIQ, Refinitiv, and public filings as of 12/08/2021
Note: Adjusted gross profit (AGP) is a non-GAAP measure and represents revenue less payments to third party suppliers for waste services and waste generators for the value of commodity streams. See the introduction to this presentation for a discussion of non-GAAP measures and the appendix for a reconciliation of historical amounts to gross profit, the most directly-comparable GAAP measure;
Exit Rate Adjusted Gross Profit (ERAGP) is calculated as an estimate of total annualized revenue and adjusted gross profit under contract as of the fiscal year end and pro forma for the full impact of any customer acquisitions effected within the current period

# Appendix

# Statements of Operations & Other Financial KPIs

| ($ in millions) | For the Year Ended / Ending December 31, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2018A | 2019A | 2020A | 2021A | 2022E | 2023E | 2024E |
| **Revenue** | **$358.9** | **$509.4** | **$539.4** | **$583.0** | **$736.1** | **$1,152.4** | **$1,596.0** |
| Cost of Revenue | 351.2 | 491.8 | 516.9 | 558.7 | 692.8 | 1,040.9 | 1,407.6 |
| Operating Expenses | 76.2 | 73.2 | 73.8 | 97.0 | 109.7 | 167.4 | 219.0 |
| **Operating Income / (Loss)** | **($68.5)** | **($55.7)** | **($51.4)** | **($72.6)** | **($66.4)** | **($56.0)** | **($30.5)** |
| **Gross Profit Calculation** | | | | | | | |
| **Revenue** | **$358.9** | **$509.4** | **$539.4** | **$583.0** | | | |
| Cost of Revenue | 351.2 | 491.8 | 516.9 | 558.7 | | | |
| Amortization & Depreciation for Revenue Generating Activities | 1.1 | 1.6 | 1.8 | 2.9 | | | |
| **Gross Profit** | **$6.6** | **$15.9** | **$20.6** | **$21.4** | | | |
| **Balance Sheet Metrics** | | | | | | | |
| Long-Term Debt | — | 18.0 | 47.0 | 51.0 | | | |
| **Cashflow Metrics** | | | | | | | |
| Net Cash from Operating Activities | (79.6) | (65.1) | (31.5) | (59.9) | | | |
| Net Cash from Investing Activities | (49.1) | (1.3) | (1.5) | (4.0) | | | |
| Net Cash from Financing Activities | 80.2 | 72.8 | 21.3 | 68.5 | | | |

# Reconciliation of Non-GAAP Financials

| ($ in millions) | 2018A | 2019A | 2020A | 2021A |
|---|---|---|---|---|
| **Gross Profit (GAAP)** | **$6.6** | **$15.9** | **$20.6** | **$21.4** |
| Amortization & Depreciation for Revenue Generating Activities | 1.1 | 1.6 | 1.8 | 2.9 |
| Platform Support Costs | 14.1 | 17.3 | 19.8 | 22.6 |
| **Adjusted Gross Profit (Non-GAAP)** [1] | **$21.9** | **$34.8** | **$42.3** | **$46.9** |
| | | | | |
| Gross Profit Margin | 1.8% | 3.1% | 3.8% | 3.7% |
| Adjusted Gross Profit Margin | 6.1% | 6.8% | 7.8% | 8.0% |

| ($ in millions) | 2018A | 2019A | 2020A | 2021A |
|---|---|---|---|---|
| **Net Income (GAAP)** | **($70.8)** | **($60.4)** | **($58.6)** | **($73.2)** |
| Income Tax Expense / (Benefit) | 0.2 | (0.4) | (1.5) | (1.7) |
| Other Expense / (Income) | 0.9 | 0.6 | 0.4 | (9.2) |
| Interest Expense / (Earned) | 1.2 | 4.6 | 8.2 | 11.5 |
| Depreciation & Amortization | 4.2 | 6.4 | 6.5 | 9.5 |
| Other Non-Cash Items | 2.1 | 1.2 | 0.7 | 7.8 |
| **Adjusted EBITDA (Non-GAAP)** [1] | **($62.2)** | **($48.1)** | **($44.2)** | **($55.3)** |

1. Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. See the introduction to this presentation for a discussion of non-GAAP measures.

# Rubicon's World Class Leadership Aims to Create a Future without Waste



**Nate Morris**
Chairman & Chief Executive Officer
Since 2008

Founded Rubicon in 2008 with the vision to solve the environmental threats posed by global waste. Also founded Morris Industries in 2010, a Kentucky based conglomerate that is reimagining the industrial economy.



**Phil Rodoni**
Chief Technology Officer
Since 2015

Led Esurance's expansion of offerings and geographic footprint. Served as VP at Charles Schwab building a technology platform that supported 100,000 users. Well-versed in financial services, mobile internet and software development.



**Michael Allegretti**
Chief Strategy Officer
Since 2016

Led public policy for the Manhattan Institute for Policy Research, a national think tank focused on solving urban issues with free market solutions. Oversaw public policy for Uber in NYC and served as a Director for Partnership for NYC.



**Jevan Anderson**
Chief Financial Officer
Since 2021

Highly accomplished technology executive with 30 years of experience in corporate leadership, including CFO and COO roles at Finjan Holdings. Executed transactions with over $20 billion in aggregate consideration.



**Chris Spooner**
Senior Vice President, Finance
Since 2015

Served as Manager of Capital Strategy at Novelis, a global leader in sustainable manufacturing.



**Michael Heller**
Chief Administrative and People Officer
Since 2011

Worked for Big Four accounting and national law firms in venture financing, buy and sell side transactions and strategic business partnership structuring.



**Renaud de Viel Castel**
Chief Operations Officer
Since 2016

Served as General Manager at Veolia, a global solutions company focused on addressing sustainability challenges.



**William Meyer**
General Counsel and Corporate Secretary
Since 2016

Served as an Associate at Kilpatrick Townsend & Stockton LLP, prior to which he was an Associate at King & Spalding LLP. Earned his Doctor of Jurisprudence (J.D.) from the University of Virginia School of Law.



**Tom Owston**
Interim Chief Commercial Officer
Since 2015

Served as strategic account director for Bigbelly (waste IoT technology) and account executive at Mercatus (vertical software for energy management). Served as District Manager for ADP.



**Elizabeth Montoya**
Chief of Protocol and Investor Relations
Since 2011

Served as Director of Programs and Communications at the Humanities Council of Washington, D.C.



**David Rachelson**
Chief Sustainability Officer
Since 2015

Led the development of IHG's Green Engage platform that provides cost-effective sustainability solutions.



**Dan Sampson**
Chief Marketing & Communications Officer
Since 2019

Led global marketing and communications programs for NYSE-listed companies. Held senior marketing roles for some of the world's largest brands including Marriott International and CBS Corporation.



**Perry Moss**
Chief Advisor
Since 2011

Served as Executive Vice President at Oakleaf Waste Management LLC, working directly with Walmart, CVS, Dollar General and other major accounts. Honed his expertise at Champion International and Smurfit-Stone Container Corporation, where he led a waste and recycling subsidiary.



**Stacie Moore**
Vice President of Human Resources
Since 2018

Served as Director of Human Resources at Precyse Solutions, directing overall function of human Resources services, policies and programs.

Source: Company Website


RUBICON
RUBICON